UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23270

Blackstone / GSO Floating Rate Enhanced Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: October 31

Date of reporting period: January 18, 2018 - April 30, 2018

Item 1.	Report to Stockholders.

Blackstone

Blackstone / GSO Floating Rate Enhanced Income Fund (BGFREI)

Nasdaq: BGFLX (Class I)

Semi-Annual Report

April 30, 2018

Table of Contents

Manager Commentary	1
Fund Summary	3
Portfolio of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Additional Information	30
Trustees & Officers	31

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

April 30, 2018 (Unaudited)

To Our Shareholders:

U.S. Gross Domestic Product (GDP) increased at a 2.2% annualized rate in the first quarter of 2018, according to the “second” estimate released by the Bureau of Economic Analysis. Despite a subdued GDP growth compared to the preceding few quarters, we anticipate growth reaching a strong pace as stimulus from federal tax cuts and spending is realized throughout 2018. Real disposable personal income increased 0.3% in April, which is expected to help further increase personal spending. The unemployment rate remains at lows not seen since 2000, reaching 3.9% in April 2018, down from 4.1% at the end of 2017. For the twelve months ending April 2018, the Consumer Price Index (CPI) increased by 2.5%, continuing a generally upward trend in rate of increase since mid-2017. While concerns about trade wars and tariffs have increased market volatility, sentiment is at historically healthy levels as U.S. earnings are strong and global expansion continues to benefit from accelerating growth in China.

Loans outperformed all other major asset classes year-to-date (YTD) as of April 30, 2018 with very little volatility, and loans were less affected by the sharp February sell off in equities and bonds. The S&P/LSTA Leveraged Loan Index posted a 1.87% YTD gain, outperforming both the Bloomberg Barclays U.S. Aggregate Fixed Income Index (-2.19%) and the Bloomberg Barclays High Yield Index (-0.21%), as well as the S&P 500 (-1.20%). In contrast to high yield bonds, investment grade bonds, and equities, we saw only sporadic pockets of volatility in the loan market and light trade volumes throughout the first quarter.

Lower quality loans (rated CCC/Split CC) outperformed the higher quality (rated BB and B) segment of the market YTD. The lower quality loan segment is largely composed of second lien loans and less liquid or middle market loans, which benefited from an increasing risk appetite and less repricing and refinancing activity. This relationship among quality segments was similar for high yield bonds. BB-rated high yield underperformed single B and CCCs YTD as a result of rapidly rising rates, as BB-rated bonds typically have longer duration. With rate volatility starting to decline, we saw high yield returns stabilize slightly in April 2018.

Total Returns YTD as of April 30, 2018
US Loans (S&P/LSTA Leveraged Loan Index)	1.87%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	-0.21%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellweathers: 3 Month)	0.50%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellweathers: 10 Year)	-3.76%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	-2.19%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	-3.22%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	-2.48%
US Large Cap Equities (S&P 500® Index)	-1.20%

Sources: Bloomberg, Barclays, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

As of April 30, 2018, institutional gross loan issuance YTD totaled $311 billion, with refinancings and repricings accounting for 76.8%, compared to an issuance of $418 billion, with refinancings and repricings at 82.5%, for the same time period in 2017. Limited net new supply of loans thus far in 2018, coupled with reinvigorated retail and institutional demand for the asset class, has bolstered the technical bid for loans. Looking at the current forward calendar, we expect subdued issuance in the near term and believe volumes will continue to lag 2017’s record pace.

In the first four months of 2018, loan retail funds added $7 billion in flows while high yield funds experienced $19 billion of retail outflows amid the broader market sell off. Although retail represents only approximately 15% of the overall loan market, we view these inflows as supportive of secondary loan prices and expect this trend to continue in the near term.

The outperformance of loans YTD compared to other fixed income asset classes is consistent with historical periods of economic growth and rising interest rates. Although loan spreads have compressed YTD as of April 30, 2018, 3-month LIBOR has increased 67bp, resulting in a net increase of 60bp in the average loan coupon of the J.P. Morgan Leveraged Loan Index, bringing it to 5.54%. Despite concerns that higher interest rates may negatively impact loan issuers, U.S. corporate performance continues to demonstrate robust fundamental strength and strong underlying trends in revenue, earnings, and overall credit health. EBITDA growth is expected to offset future increases in interest expense and prevent deterioration of leverage ratios. Notably, many loan issuers have switched from 3-month to 1-month LIBOR on underlying loan contracts, allowing for 45bp in cost savings as of the end of April, and issuers have swapped floating rate exposure into fixed rate exposure by purchasing interest rate swaps to hedge against interest rate increases.

Thus far in 2018, 16 companies have defaulted with $29.4 billion in combined default volume across loans and high yield bonds ($11.1 billion and $18.3 billion, respectively). The par-weighted U.S. loan last-twelve-months (LTM) default rate at the end of April 2018 was 2.35%, a 96bp year-over-year increase, but still 85bp below the 18-year historical average default rate of 3.20%. The par-weighted U.S. high yield LTM default rate was 2.26% at the end of April 2018, 85bp higher than a year ago but 64bp below the 25-year historical average default rate of 2.90%. The uptick in default volume was largely attributable to the default of iHeart Communications, a large 2008 leveraged buyout (LBO), which accounted for $16.0 billion or 54% of total default activity for 2018 YTD. As a result, the broadcasting sector accounted for the highest default volume, with energy and retail following thereafter with $4.3 billion (15% of total default volume) and $3.6 billion (12% of total default volume), respectively.

Semi-Annual Report | April 30, 2018	1

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

April 30, 2018 (Unaudited)

As 2018 progresses, we believe a great deal of performance will be predicated on inflation trends, sustained healthy fundamental performance of issuers, and the continuation of a rising rate environment. We believe that expectations for rising interest rates, coupled with current relative yields, reinforce the attractiveness of loans relative to other longer-duration fixed income assets. Given the low correlation of loans with other fixed income investments, any volatility in loans caused by rising rates should present an opportunity to add exposure to the asset class.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com and www.bgfrei.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

2	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

April 30, 2018 (Unaudited)

Fund Overview

Blackstone / GSO Floating Rate Enhanced Income Fund (“BGFREI” or herein, the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund”. The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products, (ii) derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower (as defined within) or issuer, (iv) fixed rate instruments, and (v) equity investments in other investment companies, including exchanged-traded funds. In pursuing the Fund’s investment objective, the Adviser (as defined within) will seek to enhance the Fund’s return with the use of leverage.

Portfolio Management Commentary – Fund Inception Through April 30, 2018

Fund Performance

BGFREI’s Class I outperformed its benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), for the one-month and three-month periods but underperformed its benchmark since inception.

NAV Performance Factors

Since inception, the Fund has returned 1.24% compared to the S&P LLI return of 1.34%. Underperformance is mainly attributable to cash drag during the ramp phase. Cash was deployed utilizing a combination of the primary market (which typically comes at a discount) and select opportunities in the secondary market. The Fund’s average allocation to second lien loans over the period of approximately 5.3% was a top contributor as second lien loans returned 1.94% compared to first liens at 1.19%. By issuer, the largest contributors to performance relative to the benchmark were Access CIG, Solarwinds, and Oryx.

Portfolio Activity and Positioning

The Fund launched in January 2018 with initial capital contributions of approximately $125 million. Initial portfolio activities were focused on investing equity capital and subsequently drawing leverage to match loan settlement to avoid cash or leverage drag. We employed a methodical approach to the investment ramp, utilizing a combination of the primary new issue market and select secondary market opportunities. The Fund’s top overweights include Healthcare, Financial Intermediaries, and Technology and top underweights include Retail, Cable & Satellite, and Lodging.1 Ongoing portfolio management will include further optimizing the Fund and continuing to build out a diversified portfolio.

As of April 30, 2018, the Fund held 88.8% of its Managed Assets in first lien loans, 5.6% in second lien loans, 0.7% in corporate bonds, 0.9% in collateralized loan obligations (CLO) liabilities, and 3.2% in an exchange traded funds (ETF). BGFREI’s investments represented the obligations of 222 companies, with an average position size representing 0.44% of Managed Assets of the Fund. Healthcare and Pharmaceuticals, High Tech Industries, and Banking, Finance, Insurance and Real Estate represent the Fund’s top sector weightings.2

[1]	Industries per S&P classifications.

[2]	Industries per Moody’s classifications.

Semi-Annual Report | April 30, 2018	3

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

April 30, 2018 (Unaudited)

Portfolio Composition

Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Coupon	4.91%
Current Dividend Yield^	4.95%
Effective Duration^^	0.25 yr
Average Position*	0.44%
Leverage*	23.15%

^	Using a distribution rate of $0.102 per I Share, and a NAV per share of $25.06, as of 4/30/18. Represents latest cumulative monthly distribution shown as an annualized percentage of net asset value.
^^	Loan durations are assumed to be 3 months because of LIBOR resets.
*	As a percentage of Managed Assets.

Top 10 Issuers*
SPDR Blackstone / GSO Senior Loan ETF	3.2%
Epicor Software Corp	1.0%
Zest Acquisition Corp	1.0%
Flexera Software LLC	1.0%
EG America LLC	1.0%
Solarwinds Holdings Inc	0.9%
Amneal Pharmaceuticals LLC	0.9%
Mcafee, LLC	0.9%
Sinclair Television Group Inc	0.9%
First Data Corp	0.9%
Top 10 Issuers	11.6%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Healthcare and Pharmaceuticals	16.94%
High Tech Industries	13.22%
Banking, Finance, Insurance and Real Estate	11.41%
Services - Business	5.64%
Telecommunications	5.07%
Top 5 Industries	52.28%

*	As a percentage of Managed Assets.
^	Industries per Moody’s.

Total Return
	1 Month	3 Month	Since Inception
BGFREI* - Class I	0.57%	1.07%	1.24%
S&P/LSTA Leveraged Loan Index**	0.41%	0.90%	1.34%

*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Inception to date returns for the S&P LLI are based on the I Share inception date of 1/18/18.

4	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 122.92%
Aerospace and Defense - 2.58%
Engility Corp, Senior Secured First Lien Term B-2 Loan, 3M US L + 3.25%, 08/14/2023	$338,082	$338,647
Transdigm Inc, Senior Secured First Lien New Tranche G Term Loans, 3M US L + 2.50%, 08/22/2024	1,197,000	1,204,397
Vectra Co, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 03/08/2025	897,015	899,540
WP CPP Holdings LLC, Senior Secured First Lien Term B Loan, 3M US L + 3.75%, 04/30/2025(b)	977,273	983,381
		3,425,965

Automotive - 2.61%
American Axle & Manufacturing Inc, Senior Secured First Lien Tranche B Term Loan, 1M US L + 2.25%, 04/06/2024	750,000	754,924
Belron Finance US LLC, Senior Secured First Lien Initial Term B Loan, 3M US L + 2.50%, 11/07/2024	748,125	752,801
Bright Bidco BV, Senior Secured First Lien Term B Loan, 2M US L + 3.50%, 06/28/2024	748,116	759,805
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	694,030	694,970
Mitchell International Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	500,000	503,000
		3,465,500

Banking, Finance, Insurance and Real Estate - 13.60%
Alliant Holdings Intermediate LLC, Senior Secured First Lien Term B Loan, 3M US L + 3.00%, 04/28/2025	1,038,810	1,046,601
Applied Systems Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 09/19/2024	748,120	755,602
Applied Systems Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 7.00%, 09/19/2025	500,000	517,750
ASP MCS Acquisition Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 4.75%, 05/20/2024(b)	748,116	757,467
Assured Partners Inc, Senior Secured First Lien 2017 September Refinancing Term Loan, 1M US L + 3.25%, 10/22/2024	1,440,895	1,449,792
Asurion LLC, Senior Secured Second Lien Tranche B-2 Loan, 1M US L + 6.00%, 08/04/2025	500,000	515,000
Clipper Acquisitions Corp, Senior Secured First Lien B-1 Term Loan, 3M US L + 2.00%, 12/27/2024	748,125	753,111
CP VI Bella Topco LLC, Senior Secured First Lien Term Loan, 1M US L + 3.00%, 02/14/2025	670,195	669,217
Cypress Intermediate Holdings III Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 04/29/2024	748,116	753,023
Cypress Merger Sub Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	473,721	481,419
Deerfield Holding Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 02/13/2025	863,636	866,603
Edelman Financial Center LLC/The, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 11/09/2024	748,125	756,541
ExamWorks Group Inc, Senior Secured First Lien Term B-1 Loan, 1M US L + 3.25%, 07/27/2023	320,455	323,659
First Data Corp, Senior Secured First Lien 2024A New Dollar Term Loan, 1M US L + 2.25%, 04/26/2024	1,500,000	1,506,960
Fly Funding II Sarl, Senior Secured First Lien Term Loan, 3M US L + 2.00%, 02/09/2023	733,651	735,371
Focus Financial Partners LLC, Senior Secured First Lien Tranche B-1 Term Loan, 3M US L + 2.75%, 06/03/2024	269,024	271,084
Gem Acquisitions Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 03/02/2025	352,174	352,906
HUB International Ltd, Senior Secured First Lien Initial Term Loan, 3M US L + 3.00%, 04/18/2025	1,285,714	1,295,087

Semi-Annual Report | April 30, 2018	5

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Value
Banking, Finance, Insurance and Real Estate (continued)
Hyperion Insurance Group Ltd, Senior Secured First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 12/20/2024	$374,063	$377,530
SS&C Technologies Inc, Senior Secured First Lien Term B-3 Loan, 1M US L + 2.50%, 02/28/2025	870,294	877,204
SS&C Technologies Inc, Senior Secured First Lien Term B4 Loan, 1M US L + 2.50%, 02/28/2025	322,000	324,556
USI Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.00%, 05/16/2024	1,496,241	1,503,722
Verifone Inc, Senior Secured First Lien Facility Term B Loan, 1M US L + 2.00%, 1/31/2025	275,000	276,147
Victory Capital Holdings Senior Secured First Lien Initial Term Loan, 3M US L + 2.75%, 02/07/2025	403,564	407,852
York Risk Services Holding Corp (Onex York Finance LP), Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 10/01/2021	498,708	487,487
		18,061,691

Beverage, Food and Tobacco - 3.45%
Agro Merchants North America Holdings Inc, Senior Secured First Lien Effective Date Loan, 3M US L + 3.75%, 12/06/2024	748,177	756,594
CH Guenther & Son Inc, Senior Secured First Lien Term Loan, 1M US L + 2.75%, 03/31/2025(b)	722,892	727,410
Chobani LLC, Senior Secured First Lien Term B Loan, 1M US L + 3.50%, 10/10/2023	748,120	753,107
Dole Food Co Inc, Senior Secured First Lien Tranche B Term Loan, 3M US L + 1.75%, 04/06/2024	993,671	999,633
Mastronardi Produce Ltd, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 04/21/2025	237,342	238,825
TKC Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 02/01/2023	748,111	756,059
TKC Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 8.00%, 02/01/2024	350,000	354,200
		4,585,828

Capital Equipment - 2.91%
Clark Equipment Co, Senior Secured First Lien Refinancing Tranche B Term Loan, 3M US L + 2.00%, 05/18/2024	1,221,664	1,224,627
Helix Acquisition Holdings Inc, Senior Secured First Lien 2018 New Term Loan 3M US L + 3.50%, 09/30/2024	343,765	346,487
LTI Holdings Inc, Senior Secured First Lien Second Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024(b)	152,174	152,745
MTS System Corp, Senior Secured First Lien New Tranche B Term Loan, 1M US L + 3.25%, 07/05/2023	705,003	712,498
Pro Mach Group Inc, Senior Secured First Lien Term Loan, 3M US L + 3.00%, 03/07/2025	506,757	508,340
Robertshaw US Holding Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 02/14/2025	414,634	418,716
Titan Acquisition Ltd, Senior Secured First Lien Initial Term Loan, 2M US L + 3.00%, 03/28/2025	496,454	497,695
		3,861,108

Chemicals, Plastics and Rubber - 4.05%
Alpha US Bidco Inc, Senior Secured First Lien Initial Term B-1 Loan, 3M US L + 3.00%, 01/31/2024	997,487	1,005,592
Berry Global Inc, Senior Secured First Lien Term P Loan, 1M US L + 2.00%, 01/06/2021	750,000	755,674
HB Fuller Co, Senior Secured First Lien Term Loan, 1M US L + 2.00%, 10/20/2024	1,017,312	1,021,763
Spectrum Holdings III Corp, Senior Secured Second Lien Closing Date Loan, 1M US L + 7.00%, 01/26/2026(b)	350,000	354,375
Spectrum Holdings III, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 01/31/2025	817,978	821,217
Univar USA Inc, Senior Secured First Lien Term B-3 Loan, 1M US L + 2.50%, 07/01/2024	651,220	657,784

6	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Value
Chemicals, Plastics and Rubber (continued)
Vantage Specialty Chemicals Inc, Senior Secured First Lien Closing Date Loan, 3M US L + 4.00%, 10/28/2024	$748,125	$756,541
		5,372,946

Construction and Building - 3.24%
Builders FirstSource Inc, Senior Secured First Lien 2017 Initial Term Loan, 3M US L + 3.00%, 02/29/2024	374,048	376,620
C.H.I. Overhead Doors Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.25%, 07/29/2022	997,449	999,320
Henry Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 10/05/2023	748,106	757,457
LBM Borrower LLC, Senior Secured First Lien Tranche C Term Loan, 1M US L + 3.75%, 08/19/2022	765,694	774,906
Pisces Midco Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 04/12/2025	637,255	644,226
USS Ultimate Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 08/25/2024	747,702	752,846
		4,305,375

Consumer Goods Durable - 1.74%
Al Aqua Merger Sub Inc, Senior Secured First Lien Term B1 Loan, 1M US L + 3.25%, 12/13/2023	561,079	564,762
Power Products LLC, Senior Secured First Lien Tranche B-1 Term Loan, 3M US L + 4.00%, 12/20/2022(b)	748,111	757,462
PTL Acquisition Inc, Senior Secured First Lien Term Loan, 3M US L + 1.75%, 04/25/2025	573,770	575,994
Zodiac Pool Holding SA - Zodiac Pool Solutions North America Inc, Senior Secured First Lien US Term Loan, 3M US L + 2.25%, 03/07/2025	409,836	412,271
		2,310,489

Consumer Goods Non Durable - 0.57%
Hostess Brands LLC, Senior Secured First Lien November 2017 Refinancing Term B Loan, 1M US L + 2.25%, 08/03/2022	748,125	754,765

Containers, Packaging and Glass - 3.49%
Charter NEX US Inc, Senior Secured First Lien Term B-3 Loan, 1M US L + 3.00%, 05/16/2024	897,739	900,768
IBC Capital Ltd, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 09/09/2021	727,851	729,219
Pelican Products Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 04/19/2025	909,091	917,614
ProAmpac PG Borrower LLC, Senior Secured First Lien Initial Loan, 3M US L + 3.50%, 11/20/2023	600,000	605,925
Strategic Materials Holding Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 11/01/2024	748,125	754,203
Transcendia Holdings Inc, Senior Secured First Lien 2017 Refinancing Term Loan, 1M US L + 3.50%, 05/30/2024	493,763	495,617
Trident TPI Holdings Inc, Senior Secured First Lien Incremental Term Loan, 3M US L + 3.25%, 10/17/2024(c)	234,586	236,053
		4,639,399

Energy, Oil and Gas - 3.72%
BCP Raptor LLC, Senior Secured First Lien Initial Term Loan, 2M US L + 4.25%, 06/24/2024	1,196,985	1,210,080
Energy Transfer Equity LP, Senior Secured First Lien Refinanced Term Loan, 1M US L + 2.00%, 02/02/2024	1,200,000	1,202,592
Lucid Energy Group II Borrower LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	1,052,632	1,052,631
Oryx Southern Delaware Holdings LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025	1,470,588	1,476,103
		4,941,406

Semi-Annual Report | April 30, 2018	7

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Value
Environmental Industries - 0.99%
Filtration Group Corp, Senior Secured First Lien Initial Dollar Term Loan, 3M US L + 3.00%, 03/29/2025	$500,000	$505,573
Gopher Resource LLC, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 03/06/2025(b)	801,508	812,027
		1,317,600

Healthcare and Pharmaceuticals - 22.06%
Albany Molecular Research Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.00%, 08/30/2025	750,000	761,250
Alkermes Inc, Senior Secured First Lien 2023 Term Loan, 1M US L + 2.25%, 03/27/2023(b)	295,696	298,652
Amneal Pharmaceuticals LLC, Senior Secured First Lien Term B Loan, 3M US L + 3.50%, 03/21/2025	1,573,418	1,582,764
Aspen Dental Management Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 04/30/2025	1,241,379	1,247,332
Avantor Inc, Senior Secured First Lien Initial Dollar Term Loan, 1M US L + 4.00%, 11/21/2024	1,197,000	1,211,861
Certara Holdco Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 08/15/2024	209,302	210,610
Change Healthcare Holdings LLC, Senior Secured First Lien Closing Date Term Loan, 1M US L + 2.75%, 03/01/2024	997,481	1,002,548
CHG Healthcare Services Inc, Senior Secured First Lien New Term Loan, 3M US L + 3.00%, 06/07/2023	1,196,992	1,208,717
Concentra Inc, Senior Secured Repriced First Lien Tranche B Term Loan, 1M US L + 2.75%, 06/01/2022	277,778	280,556
Cryolife Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/15/2024(b)	748,125	757,476
CVS Holdings I LP, Senior Secured First Lien Initial Term Loan, 3M US L + 3.00%, 02/06/2025	517,241	514,334
Endo LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 04/29/2024	748,116	745,194
Equian LLC, Senior Secured First Lien 2018 Incremental Term B Loan, 1M US L + 3.25%, 05/20/2024	294,341	296,548
Grifols Worldwide Operations USA Inc, Senior Secured First Lien Tranche B Term Loan, 1W US L + 2.25%, 01/31/2025	1,496,222	1,505,730
HCA Inc, Senior Secured First Lien Tranche B10 Term Loan, 1M US L + 2.00%, 03/13/2025	1,138,304	1,151,429
Heartland Dental LLC, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 04/18/2025	1,349,325	1,356,072
Horizon Pharma Inc, Senior Secured First Lien Third Amendment Refinanced Term Loan, 1M US L + 3.25%, 03/29/2024	748,111	754,657
INC Research Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 2.00%, 08/01/2024	1,482,713	1,490,127
Navicure Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024	482,661	485,075
nThrive Inc, Senior Secured First Lien Term B-2 Loan, 1M US L + 4.50%, 10/20/2022	748,096	753,240
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 1M US L + 8.50%, 12/07/2019	500,000	500,000
Ortho Clinical Diagnostics Holdings Luxembourg Sarl, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 06/30/2021	1,492,442	1,504,254
Parexel International Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	1,196,992	1,202,421
Pharmerica Corp, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 12/06/2024	750,000	754,687
Press Ganey Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024	500,000	506,250
Sterigenics-Nordion Holdings LLC, Senior Secured First Lien New Term B Loan, 1M US L + 3.00%, 05/15/2022	498,741	502,015
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	748,120	750,810
Team Health Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024(b)	748,111	726,603
Tecostar Holdings Inc, Senior Secured First Lien 2017 Term Loan, 3M US L + 2.50%, 05/01/2024	498,744	503,731
U.S. Anesthesia Partners Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 06/23/2024	374,058	376,435
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	748,087	746,527

8	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
Valeant Pharmaceuticals International Inc, Senior Secured First Lien Series F-4 Tranche B Term Loan, 1M US L + 3.50%, 04/01/2022	$1,129,927	$1,143,995
Wink Holdco Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 12/1/2024	748,125	746,958
Zest Acquisition Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 03/07/2025	1,704,545	1,707,741
		29,286,599
High Tech Industries - 17.18%
BMC Software Finance Inc, Senior Secured First Lien Initial B-2 US Term Loan, 1M US L + 3.25%, 09/10/2022	748,120	752,127
Compuware Corp, Senior Secured First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 12/15/2021	819,372	830,741
Cypress Semiconductor Corp, Senior Secured First Lien 2016 Incremental Term Loan, 1M US L + 2.25%, 07/05/2021	350,509	354,781
Dell International LLC, Senior Secured First Lien Refinancing Term B Loan, 1M US L + 2.00%, 09/07/2023	995,000	999,040
Epicor Software Corp, Senior Secured First Lien Term B Loan, 1M US L + 3.25%, 06/01/2022	1,734,671	1,746,319
Excelitas Technologies Corp (fka IDS Acquisition), Senior Secured First Lien Initial USD Term Loan, 6M US L + 3.50%, 12/02/2024	748,125	754,046
Flexera Software LLC, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 02/26/2025	1,016,949	1,024,195
Flexera Software LLC, Senior Secured Second Lien Term Loan, 1M US L + 7.25%, 02/26/2026	645,161	651,074
Gigamon Inc, Senior Secured First Lien Initial Term Loan, 2M US L + 4.50%, 12/27/2024	374,063	377,803
Help Systems Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 03/28/2025	787,402	789,862
Hyland Software Inc, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 07/01/2022	178,535	180,335
Hyland Software Inc, Senior Secured Second Lien Initial Loan, 1M US L + 7.00%, 07/07/2025	173,913	176,522
Idera Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	374,040	380,354
Informatica LLC, Senior Secured First Lien Dollar Term B-1 Loan, 1M US L + 3.25%, 08/05/2022	997,493	1,005,678
Ivanti Software Inc, Senior Secured First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	497,430	491,585
Mcafee LLC, Senior Secured First Lien Closing Date USD Term Loan, 1M US L + 4.50%, 09/30/2024	1,496,241	1,517,629
MH Sub I LLC, Senior Secured First Lien Term Loan, 1M US L + 3.75%, 09/13/2024	712,496	713,532
Microsemi Corp, Senior Secured First Lien Term B Loan, 3M US L + 2.00%, 01/13/2023	750,000	752,768
ON Semiconductor Corp, Senior Secured First Lien 2017 New Replacement Term B-2 Loan, 1M US L + 2.00%, 03/31/2023	750,000	755,719
Ping Identity Corp, Senior Secured First Lien Term Loan, 1M US L + 3.75%, 1 /23/2025	933,333	939,167
Quest Software US Holdings Inc, Senior Secured First Lien Refinancing Term Loan, 3M US L + 5.50%, 10/31/2022	374,062	376,984
Riverbed Technology Inc, Senior Secured First Lien Amendment Term Loan, 1M US L + 3.25%, 04/24/2022	796,070	793,917
Rocket Software Inc, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 10/14/2023	960,714	968,400
RP Crown Parent LLC, Senior Secured First Lien New Term B Loan, 1M US L + 2.75%, 10/12/2023	748,106	754,416
Solarwinds Holdings Inc, Senior Secured First Lien Refinancing Term Loan, 1M US L + 3.00%, 02/05/2024	1,607,219	1,618,935
Sophia LP, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 09/30/2022	1,196,929	1,203,961
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 1M US L + 2.50%, 09/30/2024	891,489	898,737
Verint Systems Inc, Senior Secured First Lien Refinancing Term Loan, 1M US L + 2.00%, 06/28/2024	997,487	1,004,659
		22,813,286

Hotels, Gaming and Leisure - 5.24%
Alpha Topco Ltd - Delta 2 (Lux) Sarl, Senior Secured First Lien 2018 Incremental New Facility B3 (USD) Loan, 1M US L + 2.50%, 02/01/2024	972,222	972,071

Semi-Annual Report | April 30, 2018	9

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Value
Hotels, Gaming and Leisure (continued)
Aristocrat Technologies Inc, Senior Secured First Lien New 2017 Term Loan, 3M US L + 2.00%, 10/19/2024	$748,125	$753,201
Crown Finance US Inc, Senior Secured First Lien Initial Dollar Tranche Term Loan, 1M US L + 2.50%, 02/28/2025	1,252,670	1,252,539
GVC Holdings PLC, Senior Secured First Lien USD Term Loan, 3M US L + 2.50%, 03/15/2024	51,109	51,264
Intrawest Resorts Holdings Inc, Senior Secured First Lien Term B Loan, 1M US L + 3.00%, 07/31/2024	748,125	754,439
Scientific Games International Inc, Senior Secured First Lien Initial Term B-5 Loan, 3M US L + 2.75%, 08/14/2024	1,250,000	1,259,081
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien Initial Term Loan, 3M US L + 2.50%, 03/17/2025	469,613	471,912
VICI Properties 1 LLC, Senior Secured First Lien Term B Loan, 1M US L + 2.00%, 12/20/2024	1,431,818	1,438,777
		6,953,284

Media Advertising, Printing and Publishing - 0.57%
Southern Graphics Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 12/31/2022	748,435	754,984

Media Broadcasting and Subscription - 3.34%
Charter Communications Operating LLC (aka CCO Safari LLC), Senior Secured First Lien Term B Loan, 1M US L + 2.00%, 04/30/2025	697,000	700,921
SESAC Holdco II LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 3.00%, 02/23/2024	748,111	749,981
Sinclair Television Group Inc, Senior Secured First Lien Term Loan, 3M US L + 2.50%, 12/12/2024	1,500,000	1,509,375
Univision Communications Inc, Senior Secured First Lien 2017 Replacement Term Loan, 1M US L + 2.75%, 03/15/2024	1,495,934	1,478,042
		4,438,319

Media Diversified and Production - 0.61%
Lions Gate Capital Holdings LLC, Senior Secured First Lien Term B Loan, 1M US L + 2.25%, 03/24/2025	263,158	264,557
Shutterfly Inc, Senior Secured First Lien Term B-2 Loan, 1M US L + 2.75%, 08/17/2024	326,087	329,755
WMG Acquisition Corp, Senior Secured First Lien Tranche E Term Loan, 1M US L + 2.25%, 11/01/2023	214,815	216,083
		810,395

Metals and Mining - 1.36%
American Rock Salt Co LLC, Senior Secured First Lien Term Loan, 1M US L + 3.75%, 03/21/2025	489,130	493,564
GrafTech Finance Inc, Senior Secured First Lien Term B Loan, 1M US L + 3.50%, 02/12/2025	689,655	693,535
Phoenix Services International LLC, Senior Secured First Lien Term Loan, 1M US L + 3.75%, 03/01/2025(b)	607,143	614,732
		1,801,831

Retail - 2.41%
EG America LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 02/07/2025	1,642,523	1,644,166
EG Group Ltd, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 02/07/2025	347,222	347,569
National Vision Inc, Senior Secured First Lien New Term Loan, 1M US L + 2.75%, 11/20/2024	1,196,992	1,208,717
		3,200,452

Services - Business - 8.08%
Access CIG LLC, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 02/27/2025(c)	42,916	43,405
Access CIG LLC, Senior Secured First Lien Term B Loan, 1M US L + 3.75%, 02/27/2025	573,876	580,421

10	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Value
Services - Business (continued)
Access CIG LLC, Senior Secured Second Lien Delayed Draw Term Loan, 3M US L + 7.75%, 02/27/2026(c)	$96,257	$97,160
Access CIG LLC, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	766,488	773,678
Allied Universal Holdco LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 07/28/2022	748,092	735,310
ASGN Incorporated (fka On Assignment, Inc.), Senior Secured First Lien Term B Loan, 1M US L + 2.00%, 04/02/2025	609,268	613,076
Autodata Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.25%, 12/12/2024(b)	750,000	754,688
Cast & Crew Payroll LLC, Senior Secured First Lien Term Loan, 3M US L + 2.75%, 09/27/2024	1,000,000	1,001,720
DG Investment Intermediate Holdings 2 Inc, Senior Secured First Lien Term Loan, 3M US L + 3.00%, 02/03/2025(b)	649,803	650,615
DG Investment Intermediate Holdings 2 Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 6.75%, 02/01/2026(b)	350,000	355,250
GI Revelation Acquisition LLC, Senior Secured First Lien Term Loan, 1M US L + 5.00%, 04/16/2025	465,517	469,979
Information Resources Inc, Senior Secured Second Lien Initial Bluebird Term Loan, 3M US L + 8.25%, 01/20/2025	750,000	754,688
Red Ventures LLC, Senior Secured First Lien Term Loan, 1M US L + 4.00%, 11/08/2024	748,120	758,313
Sedgwick Claims Management Services, Inc, Senior Secured First Lien Initial Team Loan, 3M US L + 2.75%, 03/01/2021	750,000	751,564
Sedgwick Claims Management Services, Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 5.75%, 02/28/2022	500,000	505,312
Travel Click, Senior Secured First Lien Term 3 Loan, 1M US L + 3.50%, 05/06/2021	671,875	673,696
Travel Click, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.75%, 11/06/2021	196,000	196,123
Weld North Education LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025	1,000,000	1,006,875
		10,721,873

Services - Consumer - 4.49%
Aramark Services Inc, Senior Secured First Lien US Term B-1 Loan, 1M US L + 2.00%, 03/11/2025	374,063	377,160
CSW SW Holdco Inc, Senior Secured First Lien Term B-1 Loan, 3M US L + 3.25%, 11/14/2022	748,116	754,508
IRB Holding Corp, Senior Secured First Lien Term B Loan, 1M US L + 3.25%, 02/05/2025	750,000	759,259
K-MAC Holdings Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 3.25%, 03/07/2025	750,000	756,750
KUEHG Corp, Senior Secured First Lien Term B-2 Loan, 3M US L + 3.75%, 08/12/2022	498,734	503,098
Learning Care Group (US) No. 2 Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 03/13/2025(b)	508,427	512,240
NVA Holdings Inc, Senior Secured First Lien Term B-3 Loan, 3M US L + 2.75%, 2/2/2025	509,231	512,095
Pearl Intermediate Parent LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 2.75%, 02/14/2025	401,997	398,166
Pearl Intermediate Parent LLC, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	470,588	472,941
Pre Paid Legal Services Inc, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 04/11/2025	645,161	652,320
Tacala Investment Corp, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 01/31/2025	261,111	263,820
		5,962,357

Telecommunications - 6.57%
C1 Holdings Corp, Senior Secured First Lien Term Loan, 1M US L + 3.75%, 04/04/2025	476,190	477,976
Coral US Co-Borrower LLC, Senior Secured First Lien Term B-4 Loan, 1M US L + 3.25%, 02/02/2026	750,000	755,936
Cyxtera DC Holdings, Inc. (fka Colorado Buyer Inc.), Senior Secured First Lien Term Loan, 3M US L + 7.25%, 05/01/2025	500,000	496,250

Semi-Annual Report | April 30, 2018	11

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Value
Telecommunications (continued)
Digicel International Finance Ltd, Senior Secured First Lien Initial Term B Loan, 3M US L + 3.25%, 05/27/2024	$997,494	$998,118
Greeneden US Holdings II LLC, Senior Secured First Lien Tranche B-3 Dollar Term Loan, 3M US L + 3.50%, 12/01/2023	748,125	753,736
Level 3 Financing Inc, Senior Secured First Lien Tranche B 2024 Term Loan, 1M US L + 2.25%, 02/22/2024	750,000	754,166
Peak 10 Holding Corp, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 08/01/2024	498,747	499,121
Peak 10 Holding Corp, Senior Secured Second Lien Initial Term Loan, 3M US L + 7.25%, 08/01/2025	250,000	252,062
SBA Senior Finance II LLC, Senior Secured First Lien Refinancing Term Loan, 3M US L + 2.00%, 04/04/2025	1,105,906	1,110,285
Sprint Communications Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 2.50%, 02/02/2024	1,196,977	1,202,029
TierPoint LLC, Senior Secured First Lien Term Loan, 1M US L + 3.75%, 05/06/2024	698,241	677,078
TierPoint LLC, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.25%, 05/05/2025	500,000	495,625
Vertiv Group Corp, Senior Secured First Lien Term B Loan, 1M US L + 4.00%, 11/30/2023	250,000	250,156
		8,722,538

Transportation - Consumer - 3.41%
Air Medical Group Holdings Inc, Senior Secured First Lien Term B Loan, 1M US L + 4.25%, 03/14/2025	1,197,000	1,211,340
American Airlines Inc, Senior Secured First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023	1,484,848	1,488,033
Avis Budget Car Rental LLC, Senior Secured First Lien New 2018 Term B Loan, 3M US L + 2.00%, 02/13/2025	783,333	790,188
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 1M US L + 3.00%, 02/16/2025	710,363	711,808
Sabre GLBL Inc, Senior Secured First Lien 2018 Other Term B Loan, 1M US L + 2.00%, 02/22/2024	322,607	324,220
		4,525,589

Transportation Cargo - 0.73%
XPO Logistics Inc, Senior Secured First Lien Refinancing Term Loan, 3M US L + 2.00%, 02/24/2025	961,538	968,082

Utilities Electric - 3.35%
Calpine Corp Senior Secured First Lien 2015 Term Loan, 3M US L + 2.50%, 01/15/2023	1,196,939	1,204,013
Eastern Power LLC, Senior Secured First Lien Term B Loan, 1M US L + 3.75%, 10/02/2023	745,273	748,303
Granite Acquisition Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.50%, 12/20/2021	748,381	759,060
Helix Gen Funding LLC, Senior Secured First Lien Term Loan, 1M US L + 3.75%, 06/03/2024	747,337	754,810
Pike Corp, Senior Secured Frist Lien Initial Term Loan, 1M US L + 3.50%, 03/23/2025	973,295	987,081
		4,453,267

Wholesale - 0.57%
US Foods Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 2.50%, 06/27/2023	748,096	755,813

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $162,827,221)		163,210,741

12	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

	Principal Amount	Value
CORPORATE BONDS - 0.92%
Containers, Packaging and Glass - 0.92%
Reynolds Group, Senior Secured Bond, 3M US L + 3.50%, 07/15/2021(d)	$1,200,000	$1,219,500

TOTAL CORPORATE BONDS
(Cost $1,219,061)		1,219,500

COLLATERALIZED LOAN OBLIGATIONS (a) - 1.20%
Banking, Finance, Insurance and Real Estate - 1.20%
Barings CLO Ltd. 2015-1 Series 2015-IA, 3M US L + 5.50%, 01/20/2031(b)(d)	250,000	245,957
CIFC Funding 18-IA, Ltd. Series 2018-1A, 3M US L + 5.00%, 04/18/2031(b)(d)	550,000	514,611
HPS Loan Management 6-2015, LTD Series 2018-2015, 3M US L + 5.10%, 02/05/2031(b)(d)	833,000	830,666
		1,591,234

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $1,633,000)		1,591,234

	Shares	Value
EXCHANGE TRADED FUNDS - 4.11%
SPDR Blackstone / GSO Senior Loan ETF	115,000	5,455,600

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,465,743)		5,455,600

Total Investments - 129.15%
(Cost $171,145,025)		171,477,075

Other Assets in Excess of Liabilities - 0.98%		1,298,403

Leverage Facility - (30.13)%		(40,000,000)

Net Assets - 100.00%		$132,775,478

Amounts above are shown as a percentage of net assets as of April 30, 2018.

Semi-Annual Report | April 30, 2018	13

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

April 30, 2018 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LIBOR Rates:

1W US L - 1 Week LIBOR as of April 30, 2018 was 1.75%

1M US L - 1 Month LIBOR as of April 30, 2018 was 1.91%

2M US L - 2 Month LIBOR as of April 30, 2018 was 2.07%

3M US L - 3 Month LIBOR as of April 30, 2018 was 2.36%

6M US L - 6 Month LIBOR as of April 30, 2018 was 2.51%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of April 30, 2018. The Portfolio of Investments records only the funded portion of each position. As of April 30, 2018, the Fund had a liability for unfunded delayed draws in the amount of $794,860. Fair value of these unfunded delayed draws was $797,262.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $2,810,734, which represented approximately 2.12% of net assets as of April 30, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.

14	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

ASSETS:
Investments, at fair value (Cost $171,145,025)	$171,477,075
Cash	19,987,681
Receivable for investment securities sold	9,592,438
Interest receivable	360,972
Receivable due from Adviser	1,180,967
Prepaid offering costs	500,055
Total Assets	203,099,188

LIABILITIES:
Payable for investment securities purchased	28,308,073
Payable to Adviser for offering costs	691,510
Leverage facility	40,000,000
Interest due on leverage facility	52,782
Distributions payable to common shareholders	223,146
Accrued organizational costs	885,049
Other payables and accrued expenses	163,150
Total Liabilities	70,323,710
Net Assets Attributable to Common Shareholders	$132,775,478

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$132,439,299
Overdistributed net investment income	(77)
Accumulated net realized gain	4,206
Net unrealized appreciation	332,050
Net Assets Attributable to Common Shareholders	$132,775,478

PRICING OF SHARES
Class I:
Net asset value per share	$25.06
Net assets	132,775,478
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	5,297,645

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2018	15

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Operations

For the Period January 18, 2018 (Commencement of Operations) to April 30, 2018 (Unaudited)

INVESTMENT INCOME:
Interest	$1,567,882
Total Investment Income	1,567,882

EXPENSES:
Advisory fee	357,522
Fund accounting and administration fees	76,583
Offering cost	193,912
Legal and audit fees	89,369
Custodian fees	13,973
Trustees' fees and expenses	11,231
Printing expense	10,629
Transfer agent fees	10,904
Interest on leverage facility	148,652
Other expenses	3,089
Total expenses	915,864
Reimbursement from Adviser/Advisory fee waiver	(641,440)
Net Expenses	274,424
Net Investment Income	1,293,458

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	4,206
Net realized gain:	4,206
Change in Unrealized appreciation/(depreciation) on:
Investment securities	332,050
Net change in unrealized appreciation on investments:	332,050
Net Realized and Unrealized Gain on Investments	336,256

Net Increase in Net Assets Attributable to Common Shares from Operations	$1,629,714

See Notes to Financial Statements.

16	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Changes in Net Assets

For the Period January 18, 2018 (Commencement of Operations) to April 30, 2018
FROM OPERATIONS:
Net investment income	$1,293,458
Net realized gain on investments	4,206
Net change in unrealized appreciation on investments	332,050
Net Increase in Net Assets Attributable to Common Shares from Operations	1,629,714

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I
From net investment income	(1,293,535)
Net Decrease in Net Assets from Distributions to Common Shareholders	(1,293,535)

SHARES TRANSACTIONS, IN DOLLARS:
Class I
Proceeds from shares sold	131,530,008
Distributions reinvested	809,291
Net Increase from Capital Share Transactions	132,339,299
Net Increase in Net Assets	132,675,478

NET ASSETS
Beginning of period	100,000
End of period*	$132,775,478
* Including overdistributed net investment income of:	$(77)

SHARE TRANSACTIONS, IN SHARES:
Class I
Beginning shares	4,000
Shares sold	5,261,321
Reinvestment in shares	32,324
Net change in shares resulting from shares transactions	5,293,645
Ending shares	5,297,645

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2018	17

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Cash Flows

For the Period January 18, 2018 (Commencement of Operations) to April 30, 2018 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$1,629,714
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(170,299,663)
Proceeds from disposition of investment securities	17,849,064
Discounts accreted/premiums amortized	25,415
Net realized (gain)/loss on:
Investment securities	(4,206)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(332,050)
(Increase)/Decrease in assets:
Interest receivable	(360,972)
Due from Adviser	(1,180,967)
Prepaid offering costs	(500,055)
Increase/(Decrease) in liabilities:
Payable to Adviser for offering costs	691,510
Interest due on leverage facility	52,782
Accrued organizational costs	885,049
Other payables and accrued expenses	163,150
Net Cash Provided by (Used in) Operating Activities	(151,381,229)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	40,000,000
Proceeds from shares sold	131,530,008
Cash distributions paid	(261,098)
Net Cash Provided by (Used in) Financing Activities	171,268,910

Net Increase/(Decrease) in Cash	19,887,681
Cash, beginning balance	$100,000
Cash, ending balance	$19,987,681

Supplemental disclosure of cash flow information:
Distributions reinvested	$809,291
Cash paid on interest on leverage facility	$95,870

See Notes to Financial Statements.

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Blackstone / GSO Floating Rate Enhanced Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Indicated

	For the Period January 18, 2018 (Commencement of Operations) to April 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25
Net realized and unrealized gain on investments	0.06
Total Income from Investment Operations	0.31

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.25)
Total Distributions to Shareholders	(0.25)

Net asset value - end of period	$25.06

Total Investment Return - Net Asset Value(b)	1.24%

RATIOS TO AVERAGE NET ASSETS(c)
Expenses before reimbursement from Adviser and Advisory fee waiver	0.75%
Advisory Fee	1.00%
Interest on leverage	0.42%
Total expenses before reimbursement from Adviser and Advisory fee waiver	2.17%
Reimbursement from Adviser and Advisory fee waiver	(1.40%)
Total expenses after reimbursement from Adviser and Advisory fee waiver	0.77%
Excluded expenses(d)	(0.42%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35%
Net investment income	3.62%

Net assets, end of period (000s)	$132,775
Portfolio turnover rate	19	%(e)

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Financial ratios have been annualized except for non-recurring costs.

(d)	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.

(e)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2018	19

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. GSO / Blackstone Debt Funds Management LLC (the “Adviser”) purchased 4,000 Class I shares at a net asset value of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Institutional Class I Common Shares (“Class I Shares”), Class D Common Shares (the “Class D Shares”) and Class T Common Shares (the “Class T Shares”). The Fund commenced operations on January 18, 2018. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of common shares to the Adviser. As of April 30, 2018, Class I shares (BGFLX) were the only shares outstanding.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s net asset value (“NAV”) is determined daily on each day that the New York Stock Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Level 1 —	Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of April 30, 2018:

Blackstone / GSO Floating Rate Enhanced Income Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$2,442,584	$983,381	$3,425,965
Banking, Finance, Insurance and Real Estate	–	17,304,224	757,467	18,061,691
Beverage, Food and Tobacco	–	3,858,418	727,410	4,585,828
Capital Equipment	–	3,708,363	152,745	3,861,108
Chemicals, Plastics and Rubber	–	5,018,571	354,375	5,372,946
Consumer Goods Durable	–	1,553,027	757,462	2,310,489
Environmental Industries	–	505,573	812,027	1,317,600
Healthcare and Pharmaceuticals	–	27,503,868	1,782,731	29,286,599
Metals and Mining	–	1,187,099	614,732	1,801,831
Services - Business	–	8,961,320	1,760,553	10,721,873
Services - Consumer	–	5,450,117	512,240	5,962,357
Other	–	76,502,454	–	76,502,454
Corporate Bonds	–	1,219,500	–	1,219,500
Collateralized Loan Obligations
Banking, Finance, Insurance and Real Estate	–	–	1,591,234	1,591,234
Exchange Traded Funds	5,455,600	–	–	5,455,600
Total	$5,455,600	$155,215,118	$10,806,357	$171,477,075

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations	Total
Balance as of January 18, 2018 (Commencement of Operations)	$–	$–	$–
Accrued discount/ premium	(809)	–	(809)
Realized Gain/(Loss)	3,889	–	3,889
Change in Unrealized Appreciation/(Depreciation)	27,765	(41,766)	(14,001)
Purchases	9,717,155	1,633,000	11,350,155
Sales Proceeds	(532,877)	–	(532,877)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2018	$9,215,123	$1,591,234	$10,806,357
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2018	$27,765	$(41,766)	$(14,001)

Semi-Annual Report | April 30, 2018	21

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Information about Level 3 fair value measurements as of April 30, 2018:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Floating Rate Loan Interests	$9,215,123	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations	$1,591,234	Third-party vendor pricing service	Broker quotes	N/A

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1, 2 or 3 during the period.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Offering Costs: Offering costs incurred by the Fund of $693,967 were treated as deferred charges until operations commenced and are being amortized over a 12-month period using the straight line method. As of April 30, 2018, $193,912 in offering costs has been amortized. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

Organizational Expenses: Organizational expenses associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Adviser. The payable related to organizational expenses as of April 30, 2018, was $885,049.

NOTE 3. FEES AND EXPENSES

Investment Advisory

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group L.P., “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and provides administrative and compliance oversight services to, the Fund.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Management Fees

The Adviser receives a monthly management fee at the annual rate of 1.00% of the average daily value of the Fund’s net assets ( the “Management Fee”). The Adviser has temporarily waived its management fee through June 30, 2018 (which may be extended, terminated or modified by the Adviser in its sole discretion). All voluntarily waived management fees are permanently waived and not recoupable by the Adviser. During the period ended April 30, 2018 the Adviser voluntarily waived $357,522 of management fees.

Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement, through September 27, 2020, the Adviser will waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.35% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the Management Fee, (ii) the Service Fee, (iii) the Distribution Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).

Officer and Trustee Compensation

Effective January 1, 2018, the Fund and the Blackstone / GSO Senior Floating Rate Fund, the Blackstone / GSO Long-Short Credit Income Fund and the Blackstone / GSO Strategic Credit Fund (the “Funds”) will pay every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS, a retainer fee of $120,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also will receive a retainer fee of $10,000 per annum from the Funds. The Lead Independent Trustee will also receive a retainer fee of $14,000 per annum from the Funds.

Distribution and Servicing Fees

Blackstone Advisory Partners L.P. (the “Distributor”), an affiliate of the Fund and of the Adviser, serves as the principal underwriter and distributor in the continuous public offering of the Fund’s Class I Shares, Class D Shares and Class T Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Fund pays the Distributor a Service Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares and Class D Shares, respectively. The Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares. Class I Shares do not incur a Service Fee or a Distribution Fee.

Other Agreements

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund.

The Bank of New York Mellon serves as the Fund’s primary custodian. UMB Bank, N.A. serves as the Fund’s custodian for purposes of processing investor subscriptions and repurchases.

DST Systems Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

The Bank of New York Mellon, UMB Bank, N.A. and DST Systems Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

Semi-Annual Report | April 30, 2018	23

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended April 30, 2018, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Floating Rate Enhanced Income Fund	$198,607,736	$27,459,763

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser and the Distributor are related parties of the Fund. Fees payable to related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

The Fund engaged in cross trades during the period ended April 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities with other funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions in the Fund pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies the Fund.

Transactions related to cross trades during the period ended April 30, 2018, were as follows:

Fund	Purchase cost	Sale proceeds	Realized gain/ (loss) on sales
Blackstone / GSO Floating Rate Enhanced Income Fund	$485,270	$–	$–

As of April 30, 2018 the Fund had invested in SPDR Blackstone / GSO Senior Loan ETF, which is sub-advised by the Adviser. The percentage of the Fund’s net assets invested in SPDR Blackstone / GSO Senior Loan ETF (“SRLN”) was 4.11%. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other non-affiliated investment companies. The Fund does not charge management fees with respect to SRLN.

NOTE 6. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At April 30, 2018, 94.46% of the Fund’s Managed Assets were held in floating rate loan interests.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At April 30, 2018, the Fund had invested $9,223,680 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by a committee of the Adviser. The factors considered by such committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Fund may acquire Loans through assignments or participations. The Fund typically acquires these Loans through assignment, and if the Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through participation.

The Fund has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier then legal maturity from a refinancing of the senior debt tranches of the secured loans.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), net of other permissible investments in this 20% basket, to the extent that such investments are permissible under the 1940 Act, including interpretations or modifications by the SEC. ETFs are pooled investment vehicles that are often designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its common shares), or when the Adviser believes share prices of other investment companies offer attractive values or as part of the Adviser’s liquidity management for purposes of meeting repurchase requests. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Semi-Annual Report | April 30, 2018	25

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

NOTE 7. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018 to borrow up to a limit of $66,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.85% above LIBOR, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.25%, subject to a stepdown to 0.15% depending on utilization, on the undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At April 30, 2018, the Fund had borrowings outstanding under its Leverage Facility of $40,000,000, at an interest rate of 2.75%. Due to the short term nature of the Agreement, face value approximates fair value at April 30, 2018. For the days leverage was drawn during the period ended April 30, 2018, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $28,750,000 and 2.65%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage.

NOTE 8. REPURCHASE OFFERS

In order to operate as an interval fund, under Rule 23c-3 of the 1940 Act, the Fund has adopted a fundamental policy to make monthly repurchase offers of 5% of the Fund’s outstanding shares at the NAV, reduced by any applicable redemption fee. Subject to applicable law and approval of the Board of Trustees, for each monthly repurchase offer, the Fund currently expects to offer to repurchase no less than 5% of the Fund’s outstanding shares at NAV. The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year.

During the period ended April 30, 2018, the Fund completed three monthly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. No repurchase offer was oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3
Commencement Date	February 1, 2018	March 1, 2018	April 2, 2018
Repurchase Request Deadline	February 12, 2018	March 12, 2018	April 11, 2018
Repurchase Pricing Date	February 12, 2018	March 12, 2018	April 11, 2018
Amount Repurchased	$0	$0	$0
Shares Repurchased	0	0	0

NOTE 9. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

No Operating History: The Fund is a non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser acts as an investment adviser for collateralized loan obligation vehicles, separately managed accounts, listed investment companies (including closed-end funds and an exchange traded fund) and other investment vehicles

Investment and Market Risk: The Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

26	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Common Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Common Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Common Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income

Loans Risk: Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans 18 quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Below Investment Grade, or High Yield, Instruments Risk: The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Leverage Risk: Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s total assets principally through Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the net asset value and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by Common Shareholders. Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incursion and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Semi-Annual Report | April 30, 2018	27

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Valuation Risk: The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of floating rate instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such floating rate instruments carried on the Fund’s books.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Credit Risk: Credit risk is the risk that one or more Loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk: The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Structured Products Risk: The Fund may invest up to 20% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

28	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

NOTE 10. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report. The amount of net unrealized appreciation/ (depreciation) and the cost of investment securities for tax purposes, including short-term securities at April 30, 2018, were as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund
Cost of investments for income tax purposes	$171,145,025
Gross appreciation (excess of value over tax cost)	$644,498
Gross depreciation (excess of tax cost over value)	(312,448)
Net unrealized appreciation	$332,050

NOTE 11. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective April 30, 2018, the Fund began offering Class T Shares. The first subscription into Class T was on May 7, 2018. Through June 25, 2018, Class T capital contributions totaled $58,079,060.

Subsequent to period end and through June 25, 2018, Class I capital contributions totaled $5,492,000.

The Fund completed a monthly repurchase offer on May 10, 2018, and no shares were repurchased.

The Fund completed a monthly repurchase offer on June 12, 2018, and no shares were repurchased.

Effective September 30, 2018, the Fund’s fiscal year-end will change from October 31st to September 30th.

Semi-Annual Report | April 30, 2018	29

Blackstone / GSO Floating Rate Enhanced Income Fund	Additional Information

April 30, 2018 (Unaudited)

Portfolio Information. The Fund file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available (1) on the Fund’s website located at http://www.bgfrei.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgfrei.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgfrei.com, and (3) on the SEC’s website at http://www.sec.gov.

30	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

April 30, 2018 (Unaudited)

The Board of Trustees is vested with the authority to supervise and direct the management of the business and affairs of the Fund, including oversight of the Adviser. The Fund’s executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp.; Owl Rock Capital Corp. II.
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since Inception	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	7	Ciner Resources LP.
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since Inception	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	AXA Premier VIP Trust; EQ Advisors Trust; 1290 Funds.

Semi-Annual Report | April 30, 2018	31

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

April 30, 2018 (Unaudited)

INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

OFFICERS
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of The Blackstone Group L.P. and is Head of Customized Credit Strategies. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Dohyun (Doris) Lee-Silvestri Birth Year: 1977	Chief Financial Officer and Treasurer	Since Inception	Doris Lee-Silvestri is a Managing Director of The Blackstone Group L.P. and Chief Financial Officer of GSO. At GSO, Ms. Lee-Silvestri was most recently the head of the fund accounting and financial reporting group. Before joining GSO in 2006, Ms. Lee-Silvestri held a variety of positions at Merrill Lynch Investment Advisors and JP Morgan Partners within the respective finance and accounting teams. In addition, Ms. Lee-Silvestri worked at McGladrey LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Since Inception	Mr. Zable a Senior Managing Director of The Blackstone Group L.P. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

32	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

April 30, 2018 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Since Inception	Ms. Beeney is a Managing Director of The Blackstone Group L.P. and Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.
Jane Lee Birth Year: 1972	Public Relations Officer	Since Inception	Ms. Lee is a Managing Director of The Blackstone Group L.P. and Head of GSO’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2)	The “Fund Complex” consists of the Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund, as well as the “Blackstone Real Estate Funds,” Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.

(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Semi-Annual Report | April 30, 2018	33

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
225 Liberty Street
New York, NY 10286

Custodian
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Transfer Agent
DST Systems, Inc.
333 W. 11th Street, 5th Floor
Kansas City, MO 64105

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Doris Lee-Silvestri
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Floating Rate Enhanced Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

Information on the Fund is available at www.bgfrei.com.

1.844.702.1299 | WWW.BGFREI.COM

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating and Governance Committee may accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee for the Board of Trustees should send recommendations to the Fund’s Secretary at 345 Park Avenue, 31st Floor, New York, New York 10154 and include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders. In considering Trustee candidates, the Nominating and Governance Committee will take into consideration the interest of shareholders, the needs of the Board of Trustees and the Trustee candidate’s qualifications, which include but are not limited to, the quality and diversity of the individual’s professional experience, education, individual qualification or skills.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	July 2, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	July 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	July 2, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	July 2, 2018